UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

TRANS-LUX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394750
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 2001, New York, NY	10022
(Address of principalexecutive offices)	(zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Trans-Lux Corporation dated March 21, 2017, announcing results of operations for the quarter and year ended December 31, 2016.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
99.1 Press Release of Trans-Lux Corporation dated March 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS-LUX CORPORATION

by: /s/ Jean-Marc Allain
Jean-Marc Allain
President, Chief Executive Officer and Chief Accounting Officer

by: /s/ Todd Dupee
Todd Dupee
Vice President and Controller
Dated: March 22, 2017